INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
INCOME TAXES
INCOME TAXES

NOTE 9. INCOME TAXES

Venator uses the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. We evaluate deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed on a tax jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets for each jurisdiction. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of Venator and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future. Changes in expected future income in applicable tax jurisdictions could affect the realization of deferred tax assets in those jurisdictions.

We recorded income tax expense of $14 million and income tax benefit of $7 million for the three months ended September 30, 2017 and 2016, respectively, and income tax expense of $26 million and income tax benefit of $14 million for the nine months ended September 30, 2017 and 2016, respectively. Our tax expense is significantly affected by the mix of income and losses in tax jurisdictions in which we operate, as impacted by the presence of valuation allowances in certain tax jurisdictions.

For U.S. federal income tax purposes Huntsman will recognize a gain as a result of the internal restructuring and IPO to the extent the fair market value of the assets associated with our U.S. businesses exceeded the basis of such assets for U.S. federal income tax purposes at the time of the Separation. As a result of such gain recognized, the basis of the assets associated with our U.S. businesses has increased. This basis step up gives rise to a deferred tax asset of $77 million that we have recognized during the quarter.

Pursuant to the Tax Matters Agreement entered into at the time of the Separation, we are required to make a future payment to Huntsman for any actual U.S. federal income savings we recognize as a result of any such basis increase for tax years through December 31, 2028. It is currently estimated (based on a value of our U.S. businesses derived from the IPO price of our ordinary shares and current tax rates) that the aggregate future payments required by this provision are expected to be approximately $73 million. We have recognized a noncurrent liability for this amount as of September 30, 2017. Moreover, any subsequent adjustment asserted by U.S. taxing authorities could increase the amount of gain recognized, the corresponding basis increase, and could result in a higher liability for us under the Tax Matters Agreement.

18. INCOME TAXES

Our income tax basis of presentation is summarized in note “1. Description of Business, Recent Developments, Basis of Presentation and Summary of Significant Accounting Policies.”

A summary of the provisions for current and deferred income taxes is as follows (dollars in millions):

	Year ended
	December 31,
	2016	2015	2014
Income tax (benefit) expense:
U.S.
Current	$(4)	$(7)	$4
Deferred	(5)	5	—
Non-U.S.
Current	(5)	2	2
Deferred	(9)	(34)	(24)
Total	$(23)	$(34)	$(18)

The reconciliation of the differences between the U.S. federal income taxes at the U.S. statutory rate to Venator’s provision for income taxes is as follows (dollars in millions):

	Year ended
	December 31,
	2016	2015	2014
Loss from continuing operations before income taxes	$(109)	$(396)	$(190)
Expected tax benefit at U.S. statutory rate of 35%	$(39)	$(138)	$(67)
Change resulting from:
State tax benefit net of federal benefit	—	1	—
Non-U.S. tax rate differentials	(3)	21	11
Effects of non-U.S. operations	(2)	7	2
Non-taxable portion of gain on sale of businesses	(3)	—	—
Unrealized currency exchange gains and losses	1	(21)	—
Tax authority audits and dispute resolutions	(1)	4	2
Tax benefit of losses with valuation allowances as a result of other comprehensive income	(1)	(1)	(6)
Change in valuation allowance	27	96	39
Other, net	(2)	(3)	1
Total income tax benefit	$(23)	$(34)	$(18)

Included in the non‑U.S. deferred tax expense are income tax benefits of $1 million in 2016, $1 million in 2015 and $6 million in 2014 for losses from continuing operations for certain jurisdictions with valuation allowances to the extent that income was recorded in other comprehensive income in that same jurisdiction. Foreign currency gains and changes in pension related items resulted in other comprehensive income where Venator has a full valuation allowance against the net deferred tax asset. An offsetting income tax expense was recognized in accumulated other comprehensive loss.

Venator operates in over 25 non‑U.S. tax jurisdictions with no specific country earning a predominant amount of its off‑shore earnings. The vast majority of these countries have income tax rates that are lower than the U.S. statutory rate. In 2016, the average statutory rate for countries with pre‑tax income was lower than the average statutory rate for countries with pre‑tax losses, resulting in a net benefit as compared to the U.S. statutory rate. For the year ended December 31, 2016, the tax rate differential resulted in lower tax expense of $3 million, reflected in the reconciliation above. In 2015 and 2014, the average statutory rate for countries with pre‑tax losses was lower than the average statutory rate for countries with pre‑tax income, resulting in a net expense as compared to the U.S. statutory rate.

In certain non‑U.S. tax jurisdictions, Venator’s U.S. GAAP functional currency is different than the local tax currency. As a result, foreign exchange gains and losses will impact Venator’s effective tax rate. For 2016, this resulted in a tax expense of $1 million. For 2015, this resulted in a tax benefit of $11 million ($21 million of benefit included in “unrealized currency exchange gains and losses” in the reconciliation above, net of $10 million of expense related to establishing contingent liabilities for potential non‑deductibility of these foreign currency losses included in “tax authority audits and dispute resolutions” in the reconciliation above). During 2015, a number of Venator’s intercompany liabilities that were denominated in U.S. dollars were owed by entities whose tax currency was the euro. As a result of the depreciation in the euro opposite the U.S. dollar, these entities recorded a tax only foreign exchange loss. Most of the receivables associated with these same U.S. dollar denominated intercompany debts were held by entities with a tax currency of the U.S. dollar which, therefore, resulted in no taxable gain.

The components of loss before income taxes were as follows (dollars in millions):

	Year ended
	December 31,
	2016	2015	2014
U.S.	$(7)	$(18)	$8
Non-U.S.	(102)	(378)	(198)
Total	$(109)	$(396)	$(190)

Components of deferred income tax assets and liabilities at December 31, 2016 and 2015 were as follows (dollars in millions):

	December 31,
	2016	2015
Deferred income tax assets:
Net operating carryforwards	$365	$253
Pension and other employee compensation	58	53
Property, plant and equipment	28	59
Intangible assets	19	28
Other, net	36	55
Total	$506	$448
Total deferred income tax liabilities:
Property, plant and equipment	$(126)	$(100)
Pension and other employee compensation	(1)	(1)
Other, net	(4)	(1)
Total	$(131)	$(102)
Net deferred tax assets before valuation allowance	$375	$346
Valuation allowance	(245)	(241)
Net deferred tax assets	$130	$105
Non-current deferred tax assets	142	130
Non-current deferred tax liabilities	(12)	(25)
Net deferred tax assets	$130	$105

The net operating loss carryforward amounts (“NOLs”), including the amounts discussed below, and other attributes reflected in these combined financial statements are based upon the legal entity structure of Venator using the stand‑alone methodology with on‑top income adjustments and do not reflect the actual NOLs and other tax attributes that exist or that would be allocated under the various required tax laws to the specific legal entities comprising Venator. Under the stand‑alone methodology, NOLs that would have been created, utilized or expire unused do not reflect the actual creation, utilization and expiration of NOLs in the legal entities comprising Venator. For example, Huntsman had no U.S. NOLs to allocate to Venator.

Venator has NOLs of $1,148 million in various non‑U.S. jurisdictions, all of which have no expiration date. Venator had no NOLs expire unused in 2016. Venator has NOLs of $120 million in U.S. federal and $120 million in U.S. state jurisdictions.

Venator has total tax‑effected NOLs of $365 million. After taking into account deferred tax liabilities, there are $215 million of valuation allowances that related to these NOLs. Venator’s NOLs are principally located in France, Germany, Italy, Spain, the U.K. and the U.S.

Venator has total net deferred tax assets, before valuation allowance, of $375 million. Venator has a full valuation allowance on net deferred tax assets of $245 million in the following countries: France, Italy, Spain, South Africa, and the U.K. Venator also has net deferred tax assets of $140 million, not subject to valuation allowances, in Canada, Finland, Malaysia and Germany, and net deferred tax liabilities of $10 million in the U.S.

Valuation allowances are reviewed each period on a tax jurisdiction by jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets. Uncertainties regarding expected future income in certain jurisdictions could affect the realization of deferred tax assets in those jurisdictions and result in additional valuation allowances in future periods.

Valuation allowances are determined on a tax jurisdiction by jurisdiction basis. While Venator has generated consolidated losses before income taxes over the past three years, certain jurisdictions, significantly Germany, but also including Canada, Finland and Malaysia, are profitable and recognize net deferred tax assets.

During 2016, Venator released valuation allowances of $6 million in France, as a result of deferred tax liabilities offsetting deferred tax assets, which previously had a valuation allowance.

During 2015, Venator established valuation allowances of $12 million. In Italy, Venator established $10 million of valuation allowances on certain net deferred tax assets as a result of cumulative losses, and, in South Africa, Venator established a full valuation allowance on $2 million of deferred tax assets as a result of current year losses shifting it from a net deferred tax liability position.

The following is a summary of changes in the valuation allowance (dollars in millions):

	2016	2015	2014
Valuation allowance as of January 1	$241	$156	$158
Valuation allowance as of December 31	245	241	156
Net (increase) decrease	(4)	(85)	2
Foreign currency movements	(20)	(16)	(17)
(Decrease) increase to deferred assets with an offsetting increase or decrease to valuation allowances	(3)	5	(24)
Change in valuation allowance per rate reconciliation	$(27)	$(96)	$(39)
Components of change in valuation allowance affecting operating tax expense:
Pre-tax income and pre-tax (losses) in jurisdictions with valuation allowances resulting in no tax expense or benefit	$(33)	$(84)	$(39)
Release of valuation allowance in various jurisdictions	6	—	—
Establishments of valuation allowances in various jurisdictions	—	(12)	—
Change in valuation allowances per rate reconciliation	$(27)	$(96)	$(39)

The following is a reconciliation of the unrecognized tax benefits (dollars in millions):

	2016	2015	2014
Unrecognized tax benefits as of January 1	$22	$24	$27
Gross increases and decreases—tax positions taken during a prior period	—	3	1
Gross increases and decreases—tax positions taken during the current period	(1)	7	—
Decreases related to settlements of amounts due to tax authorities	—	(1)	(1)
Reductions resulting from the lapse of statutes of limitation	—	(8)	—
Foreign currency movements	(1)	(3)	(3)
Unrecognized tax benefits as of December 31	$20	$22	$24

As of December 31, 2016, 2015 and 2014, the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $11 million, $12 million and $12 million, respectively.

In accordance with Venator’s accounting policy, it recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense (dollars in millions):

	Year ended
	December 31,
	2016	2015	2014
Interest included in income tax expense	$—	$(2)	$1
Penalties expense included in tax expense	—	—	—

	December 31,
	2016	2015
Accrued liability for interest	$—	$—

Venator conducts business globally and, as a result, files income tax returns in the U.S. federal, various U.S. state and various non‑U.S. jurisdictions. The following table summarizes the tax years that remain subject to examination by major tax jurisdictions:

Tax Jurisdiction	Open Tax Years
China	2012 and later
France	2002 and later
Germany	2011 and later
Italy	2012 and later
Malaysia	2012 and later
Spain	2002 and later
United Kingdom	2015 and later
United States federal	2009 and later

Certain of Venator’s U.S. and non‑U.S. income tax returns are currently under various stages of audit by applicable tax authorities and the amounts ultimately agreed upon in resolution of the issues raised may differ materially from the amounts accrued.

Venator estimates that it is reasonably possible that certain of its non‑U.S. unrecognized tax benefits could change within 12 months of the reporting date with a resulting decrease in the unrecognized tax benefits within a reasonably possible range of nil to $3 million. For the 12‑month period from the reporting date, Venator would expect that a substantial portion of the decrease in its unrecognized tax benefits would result in a corresponding benefit to its income tax expense.

As of December 31, 2016 and 2015, there were no unremitted earnings of subsidiaries to consider for indefinite reinvestment. Going forward, to the extent future U.S. cash flow needs require distributions from foreign subsidiaries, based on existing law, we expect to have tax attributes (at least up to the amount of anticipated external Venator debt) that could allow repatriation of earnings to the U.S. without incremental U.S. income tax.